                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 23, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     Maryland                   1-12514                    84-1246585
 (State or Other              (Commission                 (IRS Employer
 Jurisdiction of              File Number)             Identification No.)
  Incorporation)
--------------------------------------------------------------------------------


        200 Four Falls Corporate Center, Suite 208
                West Conshohocken, PA                      19428
         (Address of Principal Executive Offices)        (Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 23, 2002, upon the recommendation of its Audit Committee, the Board of Trustees of Keystone Property Trust ("the Company") dismissed Arthur Andersen LLP as the Company's independent auditor. KPMG LLP ("KPMG") was appointed to serve as the Company's independent auditor for the current fiscal year which ends on December 31, 2002.

Arthur Andersen LLP's reports on Keystone Property Trust's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 30, 2002, (i) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen LLP's letter, dated May 30, 2002, stating its agreement with such statements.

During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 30, 2002, Keystone Property Trust did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16.1--Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 30, 2002.

Exhibit 99--Press Release dated May 30, 2002.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    KEYSTONE PROPERTY TRUST



Date: May 30, 2002                  BY: /s/ JEFFREY E. KELTER
                                    -------------------------
                                    Jeffrey E. Kelter
                                    President and Chief Executive Officer

Date: May 30, 2002                  BY: /s/ TIMOTHY E. MCKENNA
                                    --------------------------
                                    Timothy E. McKenna
                                    Senior Vice President and Chief Financial
                                    Officer

Date: May 30, 2002                  BY: /s/ J. PETER LLOYD
                                    ----------------------
                                    J. Peter Lloyd
                                    Vice President, Corporate Controller


                                       3